                                                                   EXHIBIT 99(a)


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Bob Evans Farms, Inc. (the "Company") on Form 10-Q for the period ended October 25, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stewart K. Owens, Chairman and Chief Executive Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                              /s/ Stewart K. Owens
                                       ---------------------------------------
                                                  Stewart K. Owens
                                        Chairman and Chief Executive Officer
                                                  December 6, 2002




                                      -18-